UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On December 20, 2018, Walgreens Boots Alliance, Inc. (the “Company”) announced a transformational cost management program that is expected to deliver in excess of $1.5 billion of annual cost savings by fiscal 2022 (the “Transformational Cost Management Program”). This current report is being filed to supplement the Company’s prior disclosure, which was included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2018 and subsequent filings with the SEC. The Transformational Cost Management Program, which is multi-faceted and includes divisional optimization initiatives, global smart spending, global smart organization and the transformation of the Company’s information technology (IT) capabilities, is designed to help the Company achieve increased cost efficiencies. To date, the Company has taken initial actions across all aspects of the Transformational Cost Management Program. These actions have initially focused on the Company’s Retail Pharmacy USA division, the Company’s retail business in the UK and the Company’s global functions. Divisional optimization within each of the Company’s segments includes activities such as optimization of stores. The Company previously announced plans to close approximately 200 stores in the United Kingdom on its earnings call for the fiscal quarter ended May 31, 2019. Following a review of the real estate footprint in the United States, which review was also announced on the Company’s earnings call for the fiscal quarter ended May 31, 2019, the Company also plans to close approximately 200 locations in the United States.

The Company currently estimates that the Transformational Cost Management Program will result in cumulative pre-tax charges to its GAAP financial results of approximately $1.9 billion to $2.4 billion, of which $1.6 billion to $2.0 billion are expected to be recorded as exit and disposal activities. The Company currently estimates that approximately 80% of the cumulative pre-tax charges relating to the Transformational Cost Management Program will result in future cash expenditures, primarily related to lease and other real estate payments, employee severance and technology costs related to the Company’s IT transformation. As of May 31, 2019, the Company has recognized cumulative pre-tax charges to its financial results in accordance with Generally Accepted Accounting Principles (“GAAP”) relating to the Transformational Cost Management Program of $265 million, of which $235 million are recorded as exit and disposal activities.

The Company currently estimates that it will recognize aggregate pre-tax charges to its GAAP financial results related to Transformational Cost Management Program as follows:

Transformational Cost Program Activities	Range of Charges
Lease obligations and other real estate costs	$200 to $300 million
Asset impairments(1)	$400 to $500 million
Employee severance and business transition costs	$600 to $700 million
Information technology transformation and other exit costs	$400 to $500 million

Total estimated cumulative pre-tax exit and disposal charges	$1.6 to $2.0 billion

Other IT transformation costs	$300 to $400 million

Total estimated cumulative pre-tax charges	$1.9 to $2.4 billion

(1)	Primarily related to asset write-offs from store closures, information technology and other non-operational asset write-offs.

In addition to the impacts discussed above, as a result of the actions related to store closures taken under the Transformational Cost Management Program, the Company expects to record certain material transition adjustments to its retained earnings due to the adoption of the new lease accounting standard (Topic 842) that becomes effective on September 1, 2019. The Company expects to report this information in the Company’s Quarterly Report on Form 10-Q for the Company’s fiscal quarter ending November 30, 2019.

Transformational Cost Management Program charges are recognized as the costs are incurred over time in accordance with GAAP. The Company treats charges related to the Transformational Cost Management Program as special items impacting comparability of results in its earnings disclosures.

The amounts and timing of all estimates are subject to change until finalized. The actual amounts and timing may vary materially based on various factors. See “Cautionary Note Regarding Forward-Looking Statements” below.

2.06. Material Impairments.

As disclosed in Item 2.05 above, the Company announced that the Transformational Cost Management Program includes non-cash charges associated with asset impairments, estimated to be between $400 million and $500 million. The information set forth in Item 2.05 is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical, including, without limitation, estimates of future financial and operating performance, the expected execution and effect of the Company’s business strategy, cost-savings and growth initiatives, pilot programs and initiatives, and restructuring activities and the amounts and timing of their expected impact and the delivery of annual cost savings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “pilot,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “aim,” “transform,” “accelerate,” “model,” “long-term,” “continue,” “sustain,” “synergy,” “on track,” “on schedule,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “upcoming,” “to come,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the Company will achieve the associated objectives with its Transformational Cost Management Program, whether the costs and charges associated with restructuring initiatives will exceed current estimates and forecasts, its ability to realize expected savings and benefits in the amounts and at the times anticipated, the timing of store closings, actual employee severance, asset impairments and other factors affecting inventory value, factors relating to real estate, including the timing and amount of sublease income and other lease expense, changes in management’s assumptions, its ability to achieve anticipated financial results, risks associated with acquisitions, divestitures, joint ventures and strategic investments, outcomes of legal and regulatory matters, and changes in legislation or regulations. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of Walgreens Boots Alliance, Inc.’s most recent Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2019, and in other documents that Walgreens Boots Alliance, Inc. files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: August 6, 2019	By:	/s/ Heather Dixon
	Title:	Senior Vice President, Global Controller and Chief Accounting Officer